                                                      Oppenheimer High Yield Fund
                                               Supplement dated January 10, 2002 to the
                                                   Prospectus dated October 26, 2001

The Prospectus is changed as follows:

1.       The "Annual Fund Operating Expenses" table and the accompanying footnote on page 8 is replaced with the following:

         ------------------------ ------------ ----------- ------------ ----------- ------------
                                    Class A     Class B      Class C     Class N      Class Y
         ------------------------ ------------ ----------- ------------ ----------- ------------
         ------------------------ ------------ ----------- ------------ ----------- ------------
         Management Fees             0.61%       0.61%        0.61%       0.61%        0.61%
         ------------------------ ------------ ----------- ------------ ----------- ------------
         ------------------------ ------------ ----------- ------------ ----------- ------------
         Distribution and/or         0.24%       1.00%        1.00%       0.50%         N/A
         Service (12b-1) Fees
         ------------------------ ------------ ----------- ------------ ----------- ------------
         ------------------------ ------------ ----------- ------------ ----------- ------------
         Other Expenses              0.15%       0.15%        0.15%       0.18%        0.40%
         ------------------------ ------------ ----------- ------------ ----------- ------------
         ------------------------ ------------ ----------- ------------ ----------- ------------
         Total Annual Operating      1.00%       1.76%        1.76%       1.29%        1.01%
         Expenses
         ------------------------ ------------ ----------- ------------ ----------- ------------
         Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays. Effective November 1, 2001, the "Distribution and/or Service (12b-1)
         Fees" for Class N shares increased from 0.25% to 0.50%. For the period from March 1, 2001 when Class N shares were first offered until the Fund's fiscal year-end of 6/30/01, the Class N shares "Distribution and/or Service
         12b-1 Fees" and "Total Annual Operating Expenses" were 0.25% and 1.04%, respectively.
         The "Other Expenses" for Class Y shares in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund.
         After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class Y shares were 0.33%
         and .94%, respectively of average daily net assets. The waiver of a portion of the Fund's Class Y transfer agency expenses may be altered or terminated at any time.

2.       The following paragraph is added as a new third paragraph in the section, "At What Price Are Shares Sold - Net Asset Value:"

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the
         Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees may determine a new value for such security in good faith in accordance with its established pricing procedures.

January 10, 2002                                                                PS0280.029